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                                                          [GRAPHIC APPEARS HERE]


NEWS RELEASE
----------------------------------


EVEREST RE GROUP, LTD.
c/o ABG Financial & Management Services, Inc.
Parker House, Wildey Business Park, Wildey Road, St. Michael, Barbados

Contact:
James H. Foster
Senior Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169                                               For Immediate Release


    Everest Re Group Announces Second Quarter Earnings with a 23% Increase in
                Book Value to $3.06 billion or $55.09 per share

     ST. MICHAEL, Barbados - July 21, 2003 -- Everest Re Group, Ltd. (NYSE: RE) reported second quarter 2003 after-tax operating income, which excludes realized capital gains and losses, of $107.1 million, or $1.94 per diluted share, a 53.7% increase compared to $69.7 million, or $1.34 per diluted share, in the second quarter of 2002. Net income increased 105.1% to $109.6 million, or $1.99 per diluted share, compared to $53.4 million, or $1.02 per diluted share, in the second quarter of 2002, which was affected by investment losses relating to the WorldCom bankruptcy. Operating income differs from net income only by the exclusion of realized gains and losses on investments.

     For the six months ended June 30, 2003, after-tax operating income was $211.2 million, or $3.96 per diluted share, an increase of 55.6% compared to $135.7 million, or $2.68 per diluted share, in 2002. Net income in the first six months of 2003 was $203.9 million, or $3.82 per diluted share, an increase of 78.1% compared to $114.5 million, or $2.26 per diluted share, in 2002.

     Gross premiums written for the second quarter of 2003 were $1.07 billion, a 69.6% increase compared to $630 million in 2002. Net premiums written were $988 million, an increase of 64.6% from $601 million for the second quarter of 2002. The Company's GAAP combined ratio in the second quarter was 95.5% compared to 97.6% in 2002. Net investment income for the second quarter was $102.1 million compared to $90.8 million in the second quarter of 2002. Cash

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flow from operations for the quarter was $353.2 million, an increase of 108.3%
from $169.6 million in the second quarter of 2002.

     For the six months ended June 30, 2003, gross premiums written were $2.07 billion, a 68.8% increase from $1.23 billion in the first six months of 2002. Net written premiums grew 66.5% to $1.94 billion from $1.17 billion in 2002.
The GAAP combined ratio for the first six months of 2003 was 94.5% compared to 98.4% in 2002. Net investment income for the six months ended June 30, 2003 was $195.4 million, an increase of 10.8% from $176.4 million in 2002. Cash flow from operations in the first six months was $680.9 million, compared to $275.1 million in the first six months of 2002.

     At June 30, 2003, the Company's shareholders' equity was $3.06 billion or $55.09 per outstanding share. This represents a 29% increase from shareholders' equity of $2.37 billion or $46.55 per share at December 31, 2002.

     Commenting on the Company's results, Chairman and Chief Executive Officer Joseph V. Taranto said, "Solid execution in firming markets contributed to the Company's robust top-line growth, excellent cash flow, continued improvement in underwriting margins and strong earnings and book value growth".

     The Company also reaffirmed its estimate of 2003 operating earnings at $7.75 - $8.25 per diluted share, and its estimate of 2004 operating earnings at $9.50 - $10.50 per diluted share, both absent any unusual losses or market developments.

     This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. In particular, our forecasts of future earnings are forward looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the company. These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the US and international

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markets. Everest Reinsurance (Bermuda), Ltd. provides reinsurance to property and casualty and life insurers in both the Bermuda and international markets. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the United States. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the United States. Additional information on Everest Re Group companies can be found at the Company's web site at www.everestre.com.

     A conference call discussing the first quarter results will be held at 8:30 a.m. Eastern Standard Time on July 22, 2003. The call will be available on the Internet through the Company's web site or at www.streetevents.com.

     Anyone receiving this release by wire or through the Internet may visit the Company's web site to view supplemental financial information on the Company's results. The supplemental information is located at www.everestre.com in the "Financials/Financial Reports" section. The supplemental financial information may also be obtained by contacting the Company directly.

                          --Financial Details Follow--

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                             EVEREST RE GROUP, LTD.
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                (Dollars in thousands, except per share amounts)

                                                             Three Months Ended                Six Months Ended
                                                                   June 30,                        June 30,
                                                            ---------------------          -------------------------
                                                              2003         2002               2003           2002
                                                            --------     --------          ----------     ----------
                                                                 (unaudited)                      (unaudited)
REVENUES:
Premiums earned                                             $851,988     $502,330          $1,596,858     $  993,538
Net investment income                                        102,060       90,830             195,437        176,370
Net realized capital gain (loss)                               1,747      (31,008)            (11,488)       (34,863)
Net derivative income (expense)                                1,305       (4,890)             (1,395)        (5,140)
Other expense                                                 (4,453)      (2,908)             (5,600)        (1,571)
                                                            --------     --------          ----------     ----------
Total revenues                                               952,647      554,354           1,773,812      1,128,334
                                                            --------     --------          ----------     ----------

CLAIMS AND EXPENSES:
Incurred loss and loss adjustment expenses                   585,042      353,177           1,098,513        705,683
Commission, brokerage, taxes and fees                        204,409      120,320             367,214        241,329
Other underwriting expenses                                   23,920       16,724              43,784         30,849
Distributions related to trust preferred securities            4,122            -               8,243              -
Interest expense on senior notes                               9,733        9,728              19,464         19,456
Interest expense on credit facility                              348          853                 708          1,762
                                                            --------     --------          ----------     ----------
Total claims and expenses                                    827,574      500,802           1,537,926        999,079
                                                            --------     --------          ----------     ----------

INCOME BEFORE TAXES                                          125,073       53,552             235,886        129,255


Income tax expense                                            15,518          145              31,964         14,787
                                                            --------     --------          ----------     ----------

NET INCOME                                                  $109,555     $ 53,407          $  203,922     $  114,468
                                                            ========     ========          ==========     ==========

Other comprehensive income (loss), net of tax                142,261       39,328             172,249        (28,798)
                                                            --------     --------          ----------     ----------

COMPREHENSIVE INCOME                                        $251,816     $ 92,735          $  376,171     $   85,670
                                                            ========     ========          ==========     ==========

PER SHARE DATA:

  Average shares outstanding (000's)                          54,096       51,301              52,505         49,713
  Net income per common share-basic                         $   2.03     $   1.04          $     3.88     $     2.30
                                                            ========     ========          ==========     ==========

  Average diluted shares outstanding (000's)                  55,091       52,177              53,314         50,633
  Net income per common share-diluted                       $   1.99     $   1.02          $     3.82     $     2.26
                                                            ========     ========          ==========     ==========

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                             EVEREST RE GROUP, LTD.
                         CONSOLIDATED BALANCE SHEETS
               (Dollars in thousands, except par value per share)

                                                                                              June 30,                  December 31,
                                                                                            ------------                ------------
                                                                                                2003                        2002
                                                                                            ------------                ------------
ASSETS:                                                                                     (unaudited)
Fixed maturities - available for sale, at market value
  (amortized cost: 2003, $7,478,198; 2002, $6,460,839)                                        $8,000,791                 $6,779,858
Equity securities, at market value (cost: 2003, $60,902; 2002, $56,841)                           56,296                     47,473
Short-term investments                                                                           212,668                    169,116
Other invested assets                                                                             61,728                     53,856
Cash                                                                                             134,909                    208,830
                                                                                             -----------                 ----------
     Total investments and cash                                                                8,466,392                  7,259,133

Accrued investment income                                                                        107,769                     85,959
Premiums receivable                                                                              890,656                    673,377
Reinsurance receivables                                                                        1,151,733                  1,116,362
Funds held by reinsureds                                                                         147,404                    121,308
Deferred acquisition costs                                                                       270,383                    207,416
Prepaid reinsurance premiums                                                                      88,060                     63,437
Deferred tax asset                                                                                98,197                    139,176
Other assets                                                                                     199,576                    198,435
                                                                                             -----------                 ----------
TOTAL ASSETS                                                                                 $11,420,170                 $9,864,603
                                                                                             ===========                 ==========
LIABILITIES:

Reserve for losses and adjustment expenses                                                    $5,403,294                 $4,905,582
Future policy benefit reserve                                                                    219,855                    227,925
Unearned premium reserve                                                                       1,247,864                    872,340
Funds held under reinsurance treaties                                                            371,946                    347,360
Losses in the course of payment                                                                   46,662                     45,511
Contingent commissions                                                                              (277)                     1,932
Other net payable to reinsurers                                                                   99,971                     61,244
Current federal income taxes                                                                     (13,364)                   (16,696)

8.5% Senior notes due 3/15/2005                                                                  249,826                    249,780
8.75% Senior notes due 3/15/2010                                                                 199,201                    199,158
Revolving credit agreement borrowings                                                             70,000                     70,000
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely subordinated debentures ("trust
  preferred securities")                                                                         210,000                    210,000
Accrued interest on debt and borrowings                                                           13,425                     13,481
Other liabilities                                                                                246,403                    308,340
                                                                                             -----------                 ----------
     Total liabilities                                                                         8,364,806                  7,495,957
                                                                                             ===========                 ==========
SHAREHOLDERS' EQUITY:

Preferred shares, par value: $0.01; 50 million shares authorized;
  no shares issued and outstanding                                                                     -                          -
Common shares, par value: $0.01; 200 million shares authorized;
  55.5 million shares issued in 2003 and 50.9 million shares
  issued in 2002                                                                                     559                        513
Additional paid-in capital                                                                       938,551                    618,521
Unearned compensation                                                                               (298)                      (340)
Accumulated other comprehensive income, net of
  deferred income taxes of $133.2 million in 2003 and
  $74.4 million in 2002                                                                          393,791                    221,542
Retained earnings                                                                              1,745,711                  1,551,360
Treasury shares, at cost; 0.5 million shares in 2003 and 0.5 million
  shares in 2002                                                                                 (22,950)                   (22,950)
                                                                                             -----------                 ----------
     Total shareholders' equity                                                                3,055,364                  2,368,646
                                                                                             -----------                 ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                   $11,420,170                 $9,864,603
                                                                                             ===========                 ==========


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                             EVEREST RE GROUP, LTD.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                                Three Months Ended                Six Months Ended
                                                                     June 30,                          June 30,
                                                             -----------------------          -------------------------
                                                                2003          2002               2003           2002
                                                             ----------     --------          ----------     ----------
                                                                    (unaudited)                       (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:                        $  353,209     $169,579          $  680,865     $  275,080

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from investments sold                                  210,480      693,752             676,289      1,137,834
Proceeds from investments maturing or called                    204,960      128,401             401,945        275,995
Cost of investments acquired                                 (1,144,754)    (917,318)         (2,112,036)    (1,785,933)
Net sales (purchases) of short-term investments                  30,819      (57,677)            (41,464)      (194,896)
                                                             ----------     --------          ----------     ----------
Net cash (used in) investing activities                        (698,495)    (152,842)         (1,075,266)      (567,000)
                                                             ----------     --------          ----------     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period                          319,189        1,372             320,076        347,985
Dividends paid to shareholders                                   (4,990)      (4,105)             (9,571)        (8,207)
Borrowings on revolving credit agreement                              -            -                   -         20,000
Repayments on revolving credit agreement                              -            -                   -        (20,000)
                                                             ----------     --------          ----------     ----------

Net cash provided (used in) by financing activities             314,199       (2,733)            310,505        339,778
                                                             ----------     --------          ----------     ----------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                          12,275        9,174               9,975          5,195
                                                             ----------     --------          ----------     ----------

Net (decrease) increase in cash                                 (18,812)      23,178             (73,921)        53,053

Cash, beginning of period                                       153,721      101,753             208,830         71,878
                                                             ----------     --------          ----------     ----------
Cash, end of period                                          $  134,909     $124,931          $  134,909     $  124,931
                                                             ==========     ========          ==========     ==========